EXHIBIT 99.3
Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement

For the Annual Collection Period ended December, 2005					Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05
B.	SUMMARY

		Beginning Balance	12/31/2005 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment

6	Class A-1 Notes	315,000,000.00	—	—	—	—	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—	—	—	—	—
8	Class A-3 Notes	385,000,000.00	63,117,846.42	0.1639425	34,505,488.17	27,031,433.96	28,017,327.88	33,361,379.23	24,736,731.86	24,394,718.76
9	Class A-4 Notes	214,173,000.00	214,173,000.00	1.0000000	—	—	—	—	—	—
10	Class B Notes	29,559,766.00	29,559,766.00	1.0000000	—	—	—	—	—	—

11	Total Securities	$1,313,732,766.00	$306,850,612.42		$34,505,488.17	$27,031,433.96	$28,017,327.88	$33,361,379.23	$24,736,731.86	$24,394,718.76

12	Net Pool Balance	$1,334,414,493.82	$310,954,582.38

				Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due

13	Class A-1 Notes			1.0050%	—	—	—	—	—	—
14	Class A-2 Notes			1.1100%	—	—	—	—	—	—
15	Class A-3 Notes			1.4900%	465,776.54	422,932.22	389,368.19	354,580.01	313,156.30	282,441.52
16	Class A-4 Notes			1.9300%	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58

	Total Securities				810,238.11	767,393.80	733,829.77	699,041.58	657,617.87	626,903.10

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received				21,833,915.30	17,145,700.07	18,235,989.94	20,217,866.64	15,893,540.64	15,339,104.87
18	Scheduled Interest Payments Received				2,487,786.39	1,855,406.92	1,837,017.04	2,027,551.81	1,563,533.96	1,495,104.52
19	Prepayments of Principal Received				193,135.33	199,855.89	138,308.28	163,423.22	137,339.52	132,400.57
20	Liquidation Proceeds				12,603,378.25	9,838,536.68	9,911,267.18	13,121,763.97	8,854,502.76	9,051,804.37
21	Recoveries Received				178,198.53	221,803.00	239,784.04	236,945.08	206,461.92	137,166.66
22	Other Payments Received to Reduce Principal				—	—	—	—	—	—

23	Subtotal: Total Collections				37,296,413.80	29,261,302.56	30,362,366.48	35,767,550.72	26,655,378.80	26,155,580.99

24	Repurchased Receivables				—	—	—	—	—	—
25	Reserve Account Excess Amount (Item 85)				18,199.81	17,827.94	20,852.43	21,700.47	23,889.90	24,113.55

26	Total Available Funds, prior to Servicer Advances				37,314,613.61	29,279,130.50	30,383,218.91	35,789,251.19	26,679,268.70	26,179,694.54

27	Servicer Advance (Item 68)				—	—	—	—	—	—

28	Total Available Funds + Servicer Advance				37,314,613.61	29,279,130.50	30,383,218.91	35,789,251.19	26,679,268.70	26,179,694.54

29	Reserve Account Draw Amount (Item 71)				—	—	—	—	—	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount				37,314,613.61	29,279,130.50	30,383,218.91	35,789,251.19	26,679,268.70	26,179,694.54

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)				—	—	—	—	—	—
32	Servicing Fees (Item 38)				515,712.34	486,957.77	464,431.57	441,083.80	413,282.65	392,668.71
33	Class A Noteholder Interest (Item 47)				810,238.11	767,393.80	733,829.77	699,041.58	657,617.87	626,903.10
34	Principal Distribution Amount (Item 72)				34,505,488.17	27,031,433.96	28,017,327.88	33,361,379.23	24,736,731.86	24,394,718.76
35	Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
36	Other Amounts Paid to Trustees				—	—	—	—	—	—

37	Remaining Funds to Certificateholder				1,483,174.99	993,344.98	1,167,629.69	1,287,746.58	871,636.32	765,403.98

	Distribution Detail:				Paid	Paid	Paid	Paid	Paid	Paid

38	Servicing Fees				515,712.34	486,957.77	464,431.57	441,083.80	413,282.65	392,668.71

	Pro rata:
39	Class A-1 Interest				—	—	—	—	—	—
40	Class A-2 Interest				—	—	—	—	—	—
41	Class A-3 Interest				465,776.54	422,932.22	389,368.19	354,580.01	313,156.30	282,441.52
42	Class A-4 Interest				344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58
43	Class A-1 Interest Carryover Shortfall				—	—	—	—	—	—
44	Class A-2 Interest Carryover Shortfall				—	—	—	—	—	—
45	Class A-3 Interest Carryover Shortfall				—	—	—	—	—	—
46	Class A-4 Interest Carryover Shortfall				—	—	—	—	—	—

47	Class A Noteholder Interest				810,238.11	767,393.80	733,829.77	699,041.58	657,617.87	626,903.10

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance — All Classes				618,854,807.73	584,349,319.56	557,317,885.60	529,300,557.72	495,939,178.49	471,202,446.63

49	Beginning Net Pool Balance				627,555,578.42	592,592,753.84	565,118,456.21	536,672,169.99	502,895,309.88	477,756,359.04
50	Receipts of Scheduled Principal				(21,833,915.30)	(17,145,700.07)	(18,235,989.94)	(20,217,866.64)	(15,893,540.64)	(15,339,104.87)
51	Receipts of Prepaid Principal				(193,135.33)	(199,855.89)	(138,308.28)	(163,423.22)	(137,339.52)	(132,400.57)
52	Liquidation Proceeds				(12,603,378.25)	(9,838,536.68)	(9,911,267.18)	(13,121,763.97)	(8,854,502.76)	(9,051,804.37)
53	Other Collections of Principal				—	—	—	—	—	—
54	Principal Amount of Repurchases				—	—	—	—	—	—
55	Principal Amount of Defaulted Receivables				(332,395.70)	(290,204.99)	(160,720.82)	(273,806.28)	(253,567.92)	(260,565.22)

56	Ending Net Pool Balance				592,592,753.84	565,118,456.21	536,672,169.99	502,895,309.88	477,756,359.04	452,972,484.01
57	Yield Supplement Overcollateralization Amount				8,243,434.28	7,800,570.61	7,371,612.27	6,956,131.39	6,553,912.41	6,164,756.14

58	Adjusted Pool Balance				584,349,319.56	557,317,885.60	529,300,557.72	495,939,178.49	471,202,446.63	446,807,727.87

60	Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)				34,505,488.17	27,031,433.96	28,017,327.88	33,361,379.23	24,736,731.86	24,394,718.76

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement
For the Annual Collection Period Ended December, 2005		Jan-05	Feb-05	Mar-05	Apr-05	May-05	Jun-05

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	37,314,613.61	29,279,130.50	30,383,218.91	35,789,251.19	26,679,268.70	26,179,694.54
62	Less: Prior Advance Reimbursement(Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	515,712.34	486,957.77	464,431.57	441,083.80	413,282.65	392,668.71
64	Less: Interest Paid to Noteholders (Item 33)	810,238.11	767,393.80	733,829.77	699,041.58	657,617.87	626,903.10
65	Less: Calculated Principal Distribution (Item 60)	34,505,488.17	27,031,433.96	28,017,327.88	33,361,379.23	24,736,731.86	24,394,718.76

66	Equals: Remaining Available Funds before Servicer Advance	1,483,174.99	993,344.98	1,167,629.69	1,287,746.58	871,636.32	765,403.98
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66>0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	1,483,174.99	993,344.98	1,167,629.69	1,287,746.58	871,636.32	765,403.98
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	34,505,488.17	27,031,433.96	28,017,327.88	33,361,379.23	24,736,731.86	24,394,718.76

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
78	Initial Reserve Account Balance	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83
79	Beginning Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
80	Plus: Net Investment Income for the Collection Period	18,199.81	17,827.94	20,852.43	21,700.47	23,889.90	24,113.55

81	Subtotal: Reserve Fund Available for Distribution	9,871,195.55	9,870,823.68	9,873,848.17	9,874,696.21	9,876,885.64	9,877,109.29
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,871,195.55	9,870,823.68	9,873,848.17	9,874,696.21	9,876,885.64	9,877,109.29
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	18,199.81	17,827.94	20,852.43	21,700.47	23,889.90	24,113.55

86	Equals: Ending Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	592,592,754	565,118,456	536,672,170	502,895,310	477,756,359	452,972,484
89	Number of Current Contracts	50,630	49,411	48,242	46,672	45,621	44,535
90	Weighted Average Loan Rate	4.09%	4.08%	4.08%	4.07%	4.06%	4.05%
91	Average Remaining Term	33.8	33.0	32.1	31.1	30.3	29.5
92	Average Original Term	58.2	58.3	58.4	58.5	58.6	58.7

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
	Net Credit Loss and Repossession Activity*:	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	332,396	290,205	160,721	273,806	253,568	260,565
94	Liquidation Proceeds on Related Vehicles	—	—	—	—	—	—
95	Recoveries Received on Previously Receivables Previously Charged Off	178,199	221,803	239,784	236,945	206,462	137,167
96	Net Principal Losses for Current Collection Period	154,197	68,402	(79,063)	36,861	47,106	123,399
97	Beginning Net Principal Losses*	5,058,040	5,212,237	5,280,639	5,201,576	5,238,437	5,285,543
98	Net Principal Losses for Current Collection Period	154,197	68,402	(79,063)	36,861	47,106	123,399
99	Cumulative Net Principal Losses*	5,212,237	5,280,639	5,201,576	5,238,437	5,285,543	5,408,942
	Delinquencies Aging Profile — End of Period:
100	Current	589,129,794	562,041,443	533,950,537	500,149,721	474,651,192	449,530,455
101	31 - 60 Days Delinquent	3,124,332	2,815,671	2,494,930	2,512,918	2,810,276	2,961,932
102	61 - 90 Days Delinquent	338,628	261,343	226,702	232,672	294,891	480,097

103	Total	592,592,754	565,118,456	536,672,170	502,895,310	477,756,359	452,972,484

	*Net Credit Loss and Repossession Activity reflects changes to the calculation of recoveries received:

	Beginning Net Principal Losses (As Reported)	1,808,400
	Beginning Net Principal Losses (Revised)	5,058,040

	Cumulative Net Principal Losses (As Reported)	1,962,597
	Cumulative Net Principal Losses (Revised)	5,212,237

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement
For the annual collection period ended December, 2005					Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Total
B.	SUMMARY
		Beginning Balance	12/31/2005 Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
6	Class A-1 Notes	315,000,000.00	—	—	—	—	—	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—	—	—	—	—	—
8	Class A-3 Notes	385,000,000.00	63,117,846.42	0.1639425	31,177,240.28	23,530,290.76	26,563,067.57	20,604,980.71	19,367,225.48	18,714,310.65	312,004,195.31
9	Class A-4 Notes	214,173,000.00	214,173,000.00	1.0000000	—	—	—	—	—	—	—
10	Class B Notes	29,559,766.00	29,559,766.00	1.0000000	—	—	—	—	—	—	—

11	Total Securities	$1,313,732,766.00	$306,850,612.42		$31,177,240.28	$23,530,290.76	$26,563,067.57	$20,604,980.71	$19,367,225.48	$18,714,310.65	$312,004,195.31

12	Net Pool Balance	$1,334,414,493.82	$310,954,582.38

		Coupon Rate	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due	Interest Pmt Due
13	Class A-1 Notes	1.0050%	—	—	—	—	—	—	—
14	Class A-2 Notes	1.1100%	—	—	—	—	—	—	—
15	Class A-3 Notes	1.4900%	252,151.41	213,439.67	184,222.89	151,240.42	125,655.90	101,608.26	3,256,573.32
16	Class A-4 Notes	1.9300%	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	4,133,538.90

	Total Securities		596,612.99	557,901.25	528,684.47	495,701.99	470,117.47	446,069.84	7,390,112.22

C.		COLLECTIONS AND AVAILABLE FUNDS

17		Scheduled Principal Payments Received	18,690,225.47	14,503,839.24	17,109,594.92	13,855,576.99	13,221,831.28	13,163,162.24	199,210,347.60
18		Scheduled Interest Payments Received	1,754,031.26	1,295,879.38	1,521,469.17	1,146,850.82	1,067,348.43	1,030,200.64	19,082,180.34
19		Prepayments of Principal Received	117,258.14	134,852.31	119,589.37	122,805.43	122,841.71	109,958.90	1,691,768.67
20		Liquidation Proceeds	12,360,332.34	9,032,515.77	9,387,129.13	6,813,523.81	6,045,311.85	5,557,471.45	112,577,537.56
21		Recoveries Received	256,076.31	135,280.07	301,824.64	121,539.40	57,736.55	190,440.39	2,283,256.59
22		Other Payments Received to Reduce Principal	—	—	—	—	—	—	—

23		Subtotal: Total Collections	33,177,923.52	25,102,366.77	28,439,607.23	22,060,296.45	20,515,069.82	20,051,233.62	334,845,090.76

24		Repurchased Receivables	—	—	—	—	—	—	—
25		Reserve Account Excess Amount (Item 85)	26,396.06	27,969.14	28,338.66	30,645.04	31,356.67	34,001.04	305,290.71

26		Total Available Funds, prior to Servicer Advances	33,204,319.58	25,130,335.91	28,467,945.89	22,090,941.49	20,546,426.49	20,085,234.66	335,150,381.47

27		Servicer Advance (Item 68)	—	—	—	—	—	—	—

28		Total Available Funds + Servicer Advance	33,204,319.58	25,130,335.91	28,467,945.89	22,090,941.49	20,546,426.49	20,085,234.66	335,150,381.47

29		Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—	—

		Total Available Funds + Servicer Advance and

30		Reserve Account Draw Amount	33,204,319.58	25,130,335.91	28,467,945.89	22,090,941.49	20,546,426.49	20,085,234.66	335,150,381.47

D.		DISTRIBUTIONS

		Distribution Summary:

31		Prior Advance Reimbursement (Item 74)	—	—	—	—	—	—	—
32		Servicing Fees (Item 38)	372,339.77	346,358.74	326,750.16	304,614.27	287,443.46	271,304.10	4,622,947.34
33		Class A Noteholder Interest (Item 47)	596,612.99	557,901.25	528,684.47	495,701.99	470,117.47	446,069.84	7,390,112.22
34		Principal Distribution Amount (Item 72)	31,177,240.28	23,530,290.76	26,563,067.57	20,604,980.71	19,367,225.48	18,714,310.65	312,004,195.31
35		Amount Paid to Reserve Account to Reach Specified Balance	—	—	—	—	—	—	—
36		Other Amounts Paid to Trustees	—	—	—	—	—	—	—

37		Remaining Funds to Certificateholder	1,058,126.54	695,785.16	1,049,443.69	685,644.51	421,640.08	653,550.07	11,133,126.59

		Distribution Detail:	Paid	Paid	Paid	Paid	Paid	Paid	Paid

38		Servicing Fees	372,339.77	346,358.74	326,750.16	304,614.27	287,443.46	271,304.10	4,622,947.34

		Pro rata:
39		Class A-1 Interest	—	—	—	—	—	—	—
40		Class A-2 Interest	—	—	—	—	—	—	—
41		Class A-3 Interest	252,151.41	213,439.67	184,222.89	151,240.42	125,655.90	101,608.26	3,256,573.32
42		Class A-4 Interest	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	344,461.58	4,133,538.90
43		Class A-1 Interest Carryover Shortfall	—	—	—	—	—	—	—
44		Class A-2 Interest Carryover Shortfall	—	—	—	—	—	—	—
45		Class A-3 Interest Carryover Shortfall	—	—	—	—	—	—	—
46		Class A-4 Interest Carryover Shortfall	—	—	—	—	—	—	—

47		Class A Noteholder Interest	596,612.99	557,901.25	528,684.47	495,701.99	470,117.47	446,069.84	7,390,112.22

E.		CALCULATIONS

		Calculation of Principal Distribution Amount:
48		Beginning Note Balance — All Classes	446,807,727.87	415,630,487.59	392,100,196.83	365,537,129.26	344,932,148.55	325,564,923.07
49		Beginning Net Pool Balance	452,972,484.01	421,419,162.65	397,525,862.89	370,612,842.59	349,670,962.01	329,979,854.28	627,555,578.42
50		Receipts of Scheduled Principal	(18,690,225.47)	(14,503,839.24)	(17,109,594.92)	(13,855,576.99)	(13,221,831.28)	(13,163,162.24)	(199,210,347.60)
51		Receipts of Prepaid Principal	(117,258.14)	(134,852.31)	(119,589.37)	(122,805.43)	(122,841.71)	(109,958.90)	(1,691,768.67)
52		Liquidation Proceeds	(12,360,332.34)	(9,032,515.77)	(9,387,129.13)	(6,813,523.81)	(6,045,311.85)	(5,557,471.45)	(112,577,537.56)
53		Other Collections of Principal	—	—	—	—	—	—	—
54		Principal Amount of Repurchases	—	—	—	—	—	—	—
55		Principal Amount of Defaulted Receivables	(385,505.41)	(222,092.44)	(296,706.88)	(149,974.35)	(301,122.89)	(194,679.31)	(3,121,342.21)
56		Ending Net Pool Balance	421,419,162.65	397,525,862.89	370,612,842.59	349,670,962.01	329,979,854.28	310,954,582.38	310,954,582.38
57		Yield Supplement Overcollateralization Amount	5,788,675.06	5,425,666.06	5,075,713.33	4,738,813.46	4,414,931.21	4,103,969.96	4,103,969.96
58		Adjusted Pool Balance	415,630,487.59	392,100,196.83	365,537,129.26	344,932,148.55	325,564,923.07	306,850,612.42	306,850,612.42

60		Calculated Principal Distribution Amount (BOP Note Bal. Less Adj. Pool Bal EOP)	31,177,240.28	23,530,290.76	26,563,067.57	20,604,980.71	19,367,225.48	18,714,310.65	312,004,195.31

EXHIBIT 99.3

Volkswagen Auto Loan Enhanced Trust 2003-1
Annual Aggregate Servicer Statement
For the Annual Collection Period Ended December, 2005		Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Total

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)	33,204,319.58	25,130,335.91	28,467,945.89	22,090,941.49	20,546,426.49	20,085,234.66
62	Less: Prior Advance Reimbursement (Item 31)	—	—	—	—	—	—
63	Less: Servicing Fees Paid (Item 32)	372,339.77	346,358.74	326,750.16	304,614.27	287,443.46	271,304.10
64	Less: Interest Paid to Noteholders (Item 33)	596,612.99	557,901.25	528,684.47	495,701.99	470,117.47	446,069.84
65	Less: Calculated Principal Distribution (Item 60)	31,177,240.28	23,530,290.76	26,563,067.57	20,604,980.71	19,367,225.48	18,714,310.65

66	Equals: Remaining Available Funds before Servicer Advance	1,058,126.54	695,785.16	1,049,443.69	685,644.51	421,640.08	653,550.07
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66>0)	N/A	N/A	N/A	N/A	N/A	N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)	—	—	—	—	—	—	—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)	1,058,126.54	695,785.16	1,049,443.69	685,644.51	421,640.08	653,550.07	11,133,126.59
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)	—	—	—	—	—	—	—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)	—	—	—	—	—	—	—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)	31,177,240.28	23,530,290.76	26,563,067.57	20,604,980.71	19,367,225.48	18,714,310.65	312,004,195.31

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance	—	—	—	—	—	—	—
74	Less: Prior Advance Reimbursement	—	—	—	—	—	—	—
75	Plus: Additional Payment Advances for Current Period	—	—	—	—	—	—	—

76	Ending Balance of Payment Advance	—	—	—	—	—	—	—

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
78	Initial Reserve Account Balance	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83	6,568,663.83

79	Beginning Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74
80	Plus: Net Investment Income for the Collection Period	26,396.06	27,969.14	28,338.66	30,645.04	31,356.67	34,001.04	305,290.71

81	Subtotal: Reserve Fund Available for Distribution	9,879,391.80	9,880,964.88	9,881,334.40	9,883,640.78	9,884,352.41	9,886,996.78	10,158,286.45
82	Plus: Deposit of Excess Available Funds (Item 35)	—	—	—	—	—	—	—
83	Less: Reserve Account Draw Amount (Item 71)	—	—	—	—	—	—	—

84	Subtotal Reserve Account Balance	9,879,391.80	9,880,964.88	9,881,334.40	9,883,640.78	9,884,352.41	9,886,996.78	10,158,286.45
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)	26,396.06	27,969.14	28,338.66	30,645.04	31,356.67	34,001.04	305,290.71

86	Equals: Ending Reserve Account Balance	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74	9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

G.	POOL STATISTICS

	Collateral Pool Balance Data:
88	Net Pool Balance	421,419,163	397,525,863	370,612,843	349,670,962	329,979,854	310,954,582
89	Number of Current Contracts	43,067	41,939	40,714	39,685	38,687	37,698
90	Weighted Average Loan Rate	4.04%	4.03%	4.02%	4.02%	4.01%	4.00%
91	Average Remaining Term	28.5	27.7	26.7	25.9	25.1	24.3
92	Average Original Term	58.8	58.9	59.0	59.1	59.2	59.3

		Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding
		Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Principal Balance	Total
	Net Credit Loss and Repossession Activity*:
93	Aggregate Outstanding Principal Balance of Charged Off Receivables	385,505	222,092	296,707	149,974	301,123	194,679	3,121,342
94	Liquidation Proceeds on Related Vehicles	10,460	—	—	—	—	—	10,460
95	Recoveries Received on Previously Receivables Previously Charged Off	245,616	135,280	301,825	121,539	57,737	190,440	2,272,796

96	Net Principal Losses for Current Collection Period	129,429	86,812	(5,118)	28,435	243,386	4,239	838,086

97	Beginning Net Principal Losses*	5,408,942	5,538,371	5,625,183	5,620,065	5,648,500	5,891,887
98	Net Principal Losses for Current Collection Period	129,429	86,812	(5,118)	28,435	243,386	4,239

99	Cumulative Net Principal Losses*	5,538,371	5,625,183	5,620,065	5,648,500	5,891,887	5,896,126

	Delinquencies Aging Profile - End of Period:
100	Current	417,988,505	394,150,497	367,308,586	346,324,987	326,584,109	307,322,028
101	31 - 60 Days Delinquent	3,122,514	2,951,615	3,068,660	2,913,164	3,003,431	3,278,079
102	61 - 90 Days Delinquent	308,144	423,751	235,597	432,811	392,315	354,476

103	Total	421,419,163	397,525,863	370,612,843	349,670,962	329,979,854	310,954,582

	*Net Credit Loss and Respossion Activity reflects changes to the calculation of recoveries received:

	Beginning Net Principal Losses (As Reported)
	Beginning Net Principal Losses (Revised)

	Cumulative Net Principal Losses (As Reported)
	Cumulative Net Principal Losses (Revised)